EXHIBIT 32.1
WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, the Chief Executive Officer and Chief Financial Officer of Cuisine Solutions, Inc. (the “Company”), each hereby certifies that, to his knowledge on the date hereof pursuant to 18 U.S.C. Section 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:
(a)	the Quarterly Report and Form 10-Q for the period ended December 10, 2005 filed on the date hereof by the Company with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanislas Vilgrain	Chief Executive Officer	January 24, 2006

Stanislas Vilgrain

/s/ Yuyun Tristan Kuo	Chief Financial Officer, Treasurer	January 24, 2006
Yuyun Tristan Kuo	and Corporate Secretary

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